                                                                   EXHIBIT 10.19

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


Manufacturer Agreement between MHA
And Specialty Laboratories



                                    AGREEMENT


                                     BETWEEN


                      MANAGED HEALTHCARE ASSOCIATES, INC.


                                       AND


                          SPECIALTY LABORATORIES, INC.

THIS AGREEMENT is made between Managed Healthcare Associates, Inc. of Louisville, Kentucky (hereinafter collectively referred to as MHA) and Specialty Laboratories of Santa Monica, CA, hereinafter called Manufacturer. MHA and Specialty Laboratories agree as follows:

PRODUCT CATEGORY

Reference Laboratory

PRODUCTS COVERED

Reference Laboratory Services
Please include Tests and Pricing as Exhibit A.

PERIOD OF AGREEMENT

The initial term of the Agreement will be three (3) years beginning June 1, 2000 and expiring on May 31, 2003. An option to renew for a successive two (2) year period (June 1, 2003 through May 31, 2005) will be considered upon mutual written agreement by both parties.

TERMS AND CONDITIONS

          1.   PRICING (Check one or both if applicable)

                  /X/    Net price to an account
                  / /    Other

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               The prevailing list price for the term of the agreement shall be derived from the current Specialty Laboratories 2000 Directory of Services.

          2.   PRICE PROTECTION AND ESCALATOR GUARANTEE

               Price protection shall be firm for the duration of the initial Agreement. If the Agreement is extended for the optional two (2) year period, pricing will increase by no more than [***]* for the subsequent period.


                                                                      LENGTH OF                    MAX % OF
                                                                     PROTECTION               ESCALATOR INCREASE
                 1st period of price protection                        [***]*                       [***]*
                                                                     ---------                    ---------
                 2nd period of price protection                        [***]*                       [***]*
                                                                     ---------                    ---------
                 3rd period of price protection                        [***]*                       [***]*
                                                                     ---------                    ---------

                 ----------------------------------------------

          3.   CONTRACT IMPLEMENTATION

                  The Manufacturer will endeavor to implement this agreement within forty-five (45) days of signing. This implementation will include contacting MHA facilities and/or jointly providing contract information to all of the MHA authorized members listed on Attachment B, if indicated. Failure to comply to this condition may result in the cancellation of the agreement.

          4.   CONVERSION INCENTIVES

               At this time, SPECIALTY reserves the right to not offer any Conversion Incentives.

          5.   VOLUME INCENTIVES

               / /  Improved pricing if group totals exceed projections
               / / Discounts for large users from individual facilities or integrated groups.
               / /  Improved pricing for teaching facilities
               /X/ None of the above. However, in addition to the pricing provided in Exhibit A, an [***]* reduction in standard list price, as published in the Price List current at the time the testing is ordered, will be granted for all tests not listed in Attachment A. Tests that are unique to SPECIALTY are not included in the [***]* reduction in standard list price. Further, the [***]* reduction in standard list price does not apply to any tests that are referred out and any new tests introduced by SPECIALTY after the effective date of this Agreement. In addition, SPECIALTY may, at its sole discretion, offer further price reductions of up to [***]*, to MHA members that agree to consistently commit at least [***]* of their total available referral volume. The selection of these additional tests must be made prior to executing SPECIALTY'S "Member Agreement" and the pricing will remain fixed for

----------------------
         * PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

               the term of the Agreement. No additional price reductions will be considered during the term of the Agreement.

          6.   NEW PRODUCTS/TECHNOLOGY

               All new procedures and technology will be added under the terms and conditions of this agreement. Manufacturer is obligated to maintain technological parity with other Manufacturers to insure that MHA members are offered state of the art testing methods.

               In the event SPECIALTY plans to make a change to a test (methodology, specimen, reference ranges, etc.), we attempt to give clients thirty (30) days advance notice. An assessment is made concerning the necessity and advisability of the change in terms of our client's needs and ease of use. The completion of a TIF (Test Information Form) form sets off a series of activities that result in: (1) the test performance and validation data being comprehensively reviewed, (2) the test being changed in the computer with a note appended which clearly announces the change,
               (3) letters notifying clients of the change being sent via fax, autodial printer and/or mail, (4) follow-up to insure that the test is being performed and results reported as indicated in the change letter.

               Tests not previously listed in the Directory of Services (DOS) or as sendouts, do not require lead-time for notification. We will send out informational materials to clients and can send a sample report to those clients who typically build the test in their own computers for their sendouts.

          7.   RETURN GOODS POLICY

               The Manufacturer must provide a formal policy to MHA members for reporting of incorrect results or errors in testing. The policy should include the contact person's name and phone number responsible for maintaining this policy. In addition, full credit will be issued for incorrectly reported tests. Please include policy as Exhibit B.

          8.   ENVIRONMENTAL POLICY

               The Manufacturer agrees to recognize and support environmental policies and procedures of MHA members pursuant to local, state and federal guidelines.

          9.   VALUE-ADDED SERVICES

               If indicated, Manufacturer will provide educational programs to MHA members at no charge. Please list services as separate Exhibit C.

          10.  PRODUCT RECALL - NOT APPLICABLE

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          11.  MATERIAL SAFETY DATA SHEET (MSDS) - SPECIMEN HANDLING PROCEDURES

               Manufacturer will provide MHA members Material Safety Data Sheets and procedures relative to specimen handling and transportation, as applicable. Submit as Exhibit D.

          12.  TESTING SITES

               / X / Primary Testing Site

               Company Name                  Specialty Laboratories, Inc.
               Address                       2211 Michigan Avenue
                                             -------------------------------
               City/State/Zip                Santa Monica, CA 90404
                                             -------------------------------
               Telephone                     (310) 828-1492
                                             -------------------------------
               Contact Name                  Michael K. Bond, Director, Contract
                                             -------------------------------
                                             Administration
                                             -------------------------------

                /   /    Regional Sites-Supply a list - NOT APPLICABLE


          13.  MINIMUM ORDER

               Direct:     / X / None        / / Other
                                                        ---------------

               / /  Through distribution. Per servicing distributor's policy.

          14.  TESTING TURNAROUND AND FREQUENCY OF TESTING

               Enclosed as Exhibit F, a copy of Manufacturers frequency of testing and any other polices relating to special test batching or turnaround time.

          15.  SAMPLES

               Manufacturer will maintain a policy for rejecting unacceptable specimen. Attach a copy of Manufacturers policy for specimen rejection and a method of notification to members in Exhibit G.

          16.  PAYMENT TERMS

               Direct:   / X / Net 30 days    / / Other
                                                          ---------------

               Explain any exceptions to direct account billing as Exhibit K. There are no exceptions to direct account billing, except when required by regulatory guidelines.

          17.  INSURANCE

               Manufacturer will be required to maintain product liability insurance for a minimum of $1,000,000. Please provide a statement of coverage in Exhibit H.

          18.  INDEMNIFICATION, WARRANTIES, SPECIFICATIONS

               Each party agrees to mutually indemnify and hold harmless, their directors, officers, employees, and agents from and against any and all claims, actions, or liabilities of any nature which may be assessed against them by third parties in connection with the performance of services under this Agreement.

          19.  SALES DEVELOPMENT PROGRAM

               In consideration of the administrative and sales development services provided by MHA, Manufacturer will pay MHA a sales development fee in an amount equal to [***]* of the net purchases made by members, as determined from distributor records. MHA represents and warrants that fees or other amounts received from manufacturers are disclosed in accordance with the requirements of 42 CFR Part 1001.952(j). The purpose of this fee is to support MHA sales and marketing efforts in connection with this agreement. The fee will be computed and paid monthly within thirty (30) days after the last day of the month (payment due date). If fee cannot be reported and paid by payment due date, an estimated payment equal to 100% of prior payment will be required within 15 days after payment due date.

               CHECKS FOR SALES DEVELOPMENT PAYMENTS SHOULD BE MADE PAYABLE AND MAILED TO MHA, 25-A VREELAND ROAD, SUITE 203, FLORHAM PARKLAND NJ 07932.

               In order to assist MHA and its representatives, Manufacturer agrees that a qualified Manufacturer sales representative will call on MHA members as needed. Furthermore, Manufacturer will provide MHA monthly reports showing total purchases in units and dollars by product code. These reports will be provided in an electronic format as outlined on Attachment C, unless an alternative format is mutually agreeable.

          20.  MANAGEMENT REPORTS

               Manufacturer will be expected to submit on a monthly basis in the format described in Attachment C. Further, the information data must be provided as indicated below:

               1)   Combined sales for each facility. (Totaled for group)
               2) Sales by product for each facility, subtotaled by facility. (Totaled for group)

----------------------
         * PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

               NOTE: IN AN EFFORT TO BETTER SERVE OUR HEALTHCARE FACILITIES AND OUR CONTRACT VENDORS, MHA WILL UTILIZE THE "HEALTH INDUSTRY NUMBER" (HIN) AS DESCRIBED BY THE HEALTH INDUSTRY BUSINESS COMMUNICATION COUNCIL (HIBCC). MHA WILL USE THIS NUMBER SYSTEM FOR ALL DATA INTERCHANGE WITH VENDORS AND MEMBERS.

               Currently using the HIN? ( ) Yes ( X ) No

          21.  RECORDS

               a. It is agreed that, in the event the value or cost of the services rendered to the MHA member under this contract equals or exceeds the sum of $10,000 in any twelve (12) month period, Manufacturer shall maintain and preserve all books, records and documents pertaining to its performance of services for the MHA member for four (4) full years following performance of those services and during that time shall make available upon request of the Secretary of the Department of Health and Human Services or the Comptroller General of the United States or their duly authorized representative this contract and all books, records and documents necessary to verify the nature and extent of such costs.

               b. It is further agreed that should Manufacturer carry out any of its obligations under this contract through a subcontract having a value or cost equal to or exceeding S 10,000 over any twelve (12) month period, with a related organization, said subcontract shall require the related organization to maintain and preserve all books, records and documents pertaining to its performance and services for Manufacturer for four (4) full years following performance of those services and during that time, to make available upon request of the Secretary of the Department of Health and Human Services or the Comptroller General of the United States or their duly authorized representative, the subcontract and all books, records and documents necessary to verify the nature and extent of such costs.

     22.  CANCELLATION

               In the event that either Manufacturer or MHA believes that the other is in default in performance of the terms of this agreement, thirty (30) days written notice shall be given to such party specifying the nature of the default and specifying that if such default is not cured within thirty (30) days of the date of notice, the other party shall have the right to cancel the agreement by giving sixty (60) days written notice of its intent to cancel.

     23.  ELIGIBILITY TO PARTICIPATE

          This proposal is extended to all MHA members and to Veterans Administration facilities on MHA membership listing with the exception of those type or facilities you list below:

          Non eligible facilities: NO EXCEPTIONS

          1)                                4)
             -----------------------            -----------------------
          2)                                5)
             -----------------------            -----------------------
          3)                                6)
             -----------------------            -----------------------

          IF YOU LISTED ANY TYPE OF FACILITY TO WHICH THIS PRICING WOULD NOT BE EXTENDED, PLEASE SUBMIT AN ALTERNATE PROPOSAL FOR THOSE FACILITIES. BE SURE TO CLEARLY IDENTIFY WITHIN YOUR PROPOSAL THE TYPES OF FACILITIES (I.E., HMO, NURSING HOME) WHICH ARE ELIGIBLE FOR YOUR ALTERNATE PRICING.

          MHA reserves the right to add or delete members during the period of this agreement by providing the Manufacturer THIRTY (30) DAYS WRITTEN NOTICE.

          SPECIALTY WILL NOT AUTOMATICALLY IMPLEMENT CONTRACT COVERAGE TO NEW PARTICIPATING FACILITIES, BUT CONTACT THE NEW MEMBER(S) IN AN EFFORT TO OBTAIN COMMITMENT.

     NOTE: PROPOSAL/AGREEMENT ENCOMPASSES ALL MHA MEMBERS AND THE SELECTED VA FACILITIES ON THE MHA MEMBERSHIP LISTING. NO EXCEPTIONS. SPECIALTY WILL NOT ACCEPT PENALTY FOR INCORRECT INVOICES AFTER THE EFFECTIVE DATE OF PARTICIPATION, CONTINGENT UPON CREDIT APPROVAL AND MHA MEMBER SIGNING MEMBER AGREEMENT. A COPY OF THE MEMBER AGREEMENT IS ATTACHED AS EXHIBIT I.

     24.  REVIEW OF MANUFACTURER RECORDS

          a. At any time while this agreement is in effect, MHA reserves the right upon giving reasonable notice to review the records of the Manufacturer for the purpose of verifying reported sales to members and the calculation of the sales development fee outlined in Paragraph 21. These records should be made available at the Manufacturer's business office during normal business hours. The cost associated with this review will be the responsibility of MHA unless it is determined that the sales development fee payment has been understated by twenty-five percent (25% ) or more.

          b. MHA acknowledges that records and information received during any audit are confidential in nature, and MHA agrees not to disclose same to persons or parties not participating in this or MHA programs.

          25.  TRANSFERABILITY

               In the event that MHA and/or Specialty Laboratories, Inc. transfers ownership and/or marketing rights of products listed on Exhibit A to another entity during the term of this agreement, either party's rights and privileges as expressed by the terms and conditions contained herein shall also be transferred upon the agreement and consent of MHA and Specialty Laboratories Inc.

          26.  SUBMISSION OF DOCUMENT

               Submission of this document constitutes a legal offer. Therefore, should any or all of said document be accepted and in exchange for being designated as a contracted Manufacturer, said Manufacturer hereby agrees to be legally bound to provide each MHA facility, present and future on an as desired basis, any items encompassed in said document pursuant to the terms of the respective agreement. This will be subject to credit approval and execution of Member Agreement.


ACCEPTED BY:                                               ACCEPTED FOR:
MANAGED HEALTHCARE ASSOCIATES                              SPECIALTY LABORATORIES


By                        Kenneth L. Flood                 By                   Michael K. Bond
              -------------------------------------              ------------------------------------
                            Please Print                                          Please Print


By                      /s/ KENNETH L. FLOOD               By                 /s/ MICHAEL K. BOND
              -------------------------------------              ------------------------------------
                             Signature                                             Signature

Title        Vice President-Laboratory Services            Title    Director, Contract Administration
              -------------------------------------              ------------------------------------

Date                            5/31/00                    Date                       6/7/00
              -------------------------------------              ------------------------------------


SIGNATURE BY BOTH PARTIES CONSTITUTES A LEGAL AND BINDING AGREEMENT